                               FOURTH AMENDMENT
                         TO REVOLVING LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO REVOLVING LOAN AGREEMENT (the "Fourth Amendment"), dated effective as of the 26th day of June, 1998, is made by and between KMG-BERNUTH, INC., a Delaware corporation (the "Borrower"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, formerly known as SouthTrust Bank of Alabama, National Association (the "Bank").


                             W I T N E S S E T H:

     WHEREAS, the Borrower and the Bank entered into a Revolving Loan Agreement dated August 1, 1996 (the "Loan Agreement"); and

     WHEREAS, pursuant to that certain First Amendment to Revolving Loan Agreement dated effective as of December 31, 1996 (the "First Amendment"), the Bank and Borrower amended the Loan Agreement to extend the Revolving Loan Termination Date until November 30, 1998; and

     WHEREAS, pursuant to that certain Second Amendment to Revolving Loan Agreement dated effective as of September 1, 1997 (the "Second Amendment"), the Bank and Borrower further amended the Loan Agreement to extend the Revolving Loan Termination Date until January 15, 1999; and

     WHEREAS, pursuant to that certain Third Amendment to Revolving Loan Agreement dated effective as of December 31, 1997 (the "Third Amendment") (the Loan Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment being hereinafter referred to as the "Loan Agreement As Amended"), the Bank and Borrower further amended the Loan Agreement to, among other things, extend the Revolving Loan Termination Date until January 15, 2000, and to acknowledge the Bank's release of the Guaranty (except as otherwise herein specifically provided, all capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement As Amended), all as more specifically hereinafter set forth.

     WHEREAS, the Borrower desires, and the Bank has agreed, to further modify the Loan Agreement As Amended in order to amend certain financial covenants contained in the Loan Agreement As Amended, all as more specifically hereinafter set forth.

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     NOW, THEREFORE, the Borrower and the Bank hereby modify the Loan
Agreement As Amended as follows:

     1. Section 6.1(F) of the Loan Agreement As Amended is hereby deleted in its entirety and the following new Section 6.1(F) substituted in lieu thereof:

(F)  The Borrower will maintain during the term of this Agreement:

                    (1) Tangible Net Worth of, at minimum, Two Million Five Hundred Thousand and No/100 Dollars
                    ($2,500,000.00) as of July 31, 1999, and until July 30,
                    2000, and Five Million and No/100 Dollars
                    ($5,000,000.00) as of July 31, 2000, and at all times
                    thereafter.

                    (2)  A Fixed Charge Coverage of not less than 1.25 to
                    1.0 at the end of each fiscal year commencing July 31, 1999.

                    (3) A ratio of Liabilities to Tangible Net Worth of not more than 3.50 to 1.0 as of July 31, 1999, and until July 30, 2000, and 2.0 to 1.0 as of July 31, 2000, and at all times thereafter.

                    (4) A Borrowing Base such that the balance of the Borrower's outstanding Revolving Loan will not, at any time, exceed its Borrowing Base.

     2. Borrower represents and warrants to the Bank that all representations and warranties given by Borrower in Article V of the Loan Agreement As Amended are true and correct as of the date hereof, except to the extent affected by this Fourth Amendment. Borrower represents and warrants to the Bank that Borrower is in full compliance with all of the covenants of Borrower contained in Article VI of the Loan Agreement As Amended, except to the extent affected by this Fourth Amendment. Borrower agrees to pay directly, or reimburse the Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation of the documentation to evidence this Fourth Amendment and any other documents executed in furtherance hereof.

     3. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Fourth Amendment (in which case the terms and conditions of this Fourth Amendment shall govern), all terms of the Loan Agreement As Amended shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

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     IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment effective as of the date first above written.

WITNESSES:                              SOUTHTRUST BANK, NATIONAL ASSOCIATION


/s/ Cynthia S. Bailey                   By:    /s/ Alan T. Drennan
------------------------------              ---------------------------------
                                        Its:    Group Vice President
                                             --------------------------------


                                        KMG-BERNUTH, INC.


/s/ Judith Mallernee                    By:   /s/ Bobby D. Godfrey
------------------------------              ---------------------------------
                                        Its:   Vice President
                                             --------------------------------






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